Exhibit 99.1

News

January 8, 2014	Analyst Contact:	Andrew Ziola
918-588-7163
	Media Contact:	Brad Borror
918-588-7582

ONEOK Board Approves Separation of Company’s

Natural Gas Distribution Business

Sets Record and Distribution Dates

Announces Members of ONE Gas, Inc. Board

TULSA, Okla. – Jan. 8, 2014 – The board of directors of ONEOK, Inc. (NYSE: OKE) today unanimously approved the separation of the company’s natural gas distribution business into a stand-alone, publicly traded company that will be called ONE Gas, Inc.

ONEOK shareholders of record at the close of business on Jan. 21, 2014, will retain their current shares of ONEOK stock and receive one share of ONE Gas stock for every four shares of ONEOK stock owned. No fractional shares of ONE Gas stock will be issued; however, shareholders entitled to receive a fractional share of ONE Gas stock in the distribution will receive the cash value of that fractional share instead.

Subject to the satisfaction of the conditions to closing, these ONE Gas shares will be distributed following the close of business on Jan. 31, 2014, and the transaction will close.

ONE Gas common stock is expected to begin “regular-way” trading on the New York Stock Exchange (NYSE) on Feb. 3, 2014, under the symbol “OGS.” ONEOK will continue to trade on the NYSE under the ticker symbol “OKE.”

ONE Gas common stock is expected to trade on a “when-issued” basis, and ONEOK common stock is expected to trade on an “ex-distribution” basis, both on the NYSE on Jan. 16, 2014.

ONEOK shareholders are advised to consult their financial and tax advisors regarding the particular consequences of the distribution, including, without limitation, the specific implications of selling ONEOK common stock on or prior to the distribution date.

At closing, Terry K. Spencer will become president and chief executive officer of ONEOK and ONEOK Partners, and a member of the ONEOK board of directors; he will remain on the ONEOK Partners board.

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

Spencer succeeds John W. Gibson who will retire after more than seven years as chief executive officer of ONEOK and ONEOK Partners and almost 14 years with the company, and become non-executive chairman of ONEOK, ONEOK Partners, L.P. (NYSE: OKS) and ONE Gas.

At closing, Pierce H. Norton II will become president and chief executive officer of ONE Gas and a member of the ONE Gas board of directors.

ONEOK will continue to hold its interests in ONEOK Partners, L.P., which include the sole general partner and limited partner interests that together represent 41.2 percent of the outstanding partnership interests, as of Dec. 31, 2013. No material impact to ONEOK Partners is expected as a result of this transaction.

ONE Gas will consist of Kansas Gas Service, Oklahoma Natural Gas Company and Texas Gas Service, and will be headquartered in Tulsa, Okla. It will be one of the largest natural gas utilities in the United States, serving more than 2 million customers in three states, and will be a 100 percent regulated, publicly traded natural gas utility.

Financing and Capital Structure

Following the separation, ONEOK will reduce its long-term debt with the proceeds from a one-time cash payment from ONE Gas – estimated to be approximately $1.13 billion – as part of the transfer of the natural gas distribution business to ONE Gas from ONEOK. ONE Gas will fund this transfer to ONEOK by issuing its own long-term debt in mid-January 2014.

Upon completion of the debt reduction, ONEOK expects to have approximately $1.1 billion in total long-term debt outstanding.

When the transaction is completed, ONE Gas is expected to have approximately $1.2 billion in total long-term debt outstanding and be rated higher than ONEOK currently is rated by Standard & Poor’s and Moody’s Investor Service. ONE Gas anticipates having a capital structure, balance sheet and financial policies consistent with investment-grade credit metrics.

ONE Gas Board of Directors Announced

Upon completion of the separation, the ONE Gas board of directors will consist of seven directors, including Gibson and Norton. Other members of the ONE Gas board include:

•	Robert B. Evans, retired president and chief executive officer of Duke Energy Americas, a business unit of Duke Energy Corp.;

•	Michael G. Hutchinson, retired partner of Deloitte & Touche, who led the firm’s energy and natural resources, and audit and enterprise risk management practices in its Denver office;

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

•	Pattye L. Moore, a member of the ONEOK board of directors since 2002 and current non-executive chairman of the board of Red Robin Gourmet Burgers (NASDAQ: RRGB); she will remain on the ONEOK board;

•	Eduardo A. Rodriguez, a member of the ONEOK board of directors since 2004 and current president of Strategic Communications Consulting Group, El Paso, Texas; he will remain on the ONEOK board; and

•	Douglas H. Yaeger, retired chairman, president and chief executive officer of The Laclede Group, Inc. (NYSE: LG) and Laclede Gas Company.

Biographies

ONE Gas Board of Directors

John W. Gibson

John Gibson will become non-executive chairman of the board of ONEOK, ONEOK Partners and ONE Gas upon the closing of the transaction. He currently is chairman and chief executive officer of both ONEOK and ONEOK Partners after serving most recently as chairman, president and chief executive officer of ONEOK and ONEOK Partners.

Gibson joined ONEOK in 2000 as president of energy, responsible for the company’s natural gas gathering and processing, and transportation and storage businesses. In 2006, he was named president and chief operating officer of ONEOK Partners, the master limited partnership that contains the midstream natural gas and natural gas liquids businesses. He was elected chief executive officer of ONEOK and president and chief executive officer of ONEOK Partners in January 2007, becoming chairman of ONEOK Partners later that year. In January 2010, he became president of ONEOK, and in May 2011, he became chairman.

Gibson began his career in the energy industry in 1974 as a refinery engineer with Exxon Company, USA. He spent 18 years with Phillips Petroleum Company in a variety of domestic and international positions in the natural gas, natural gas liquids and exploration and production businesses. Prior to joining ONEOK, Gibson was executive vice president of Koch Energy, Inc., a subsidiary of Koch Industries, responsible for its interstate natural gas pipelines and gathering and processing businesses.

A native of Kansas City, Kan., Gibson earned an engineering degree in 1974 from the University of Missouri at Rolla, now called Missouri University of Science and Technology.

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

Pierce H. Norton II

Pierce Norton will become president and chief executive officer and a member of the board of directors of ONE Gas upon the closing of the transaction. He currently is executive vice president, commercial, of ONEOK and ONEOK Partners. Norton is a member of the American Gas Association’s board of directors and its executive committee.

Previously, Norton served as executive vice president and chief operating officer of ONEOK and ONEOK Partners, responsible for the company’s natural gas gathering and processing, natural gas pipelines, natural gas liquids, natural gas distribution and energy services business segments, as well as the environment, safety and health, and technical services organizations. Prior to that, Norton was president of ONEOK Distribution Companies – Kansas Gas Service, Oklahoma Natural Gas and Texas Gas Service. He also held the position of executive vice president of natural gas, which included responsibility for all natural gas pipelines and the natural gas gathering and processing businesses within ONEOK Partners.

He began his natural gas industry career in 1982 at Delhi Gas Pipeline, a subsidiary of Texas Oil and Gas Corporation. He later worked for American Oil and Gas, with operational responsibilities for natural gas gathering and processing, and for intrastate and interstate pipelines. He then worked for KN Energy as vice president and general manager of the Heartland Region, before moving to Bear Paw Energy as vice president of business development. In 2002, he was named president of Bear Paw Energy, now called ONEOK Rockies Midstream, a subsidiary of ONEOK Partners.

An Alabama native, Norton earned a Bachelor of Science degree in mechanical engineering in 1982 from the University of Alabama in Tuscaloosa. He also is a graduate of Harvard Business School’s Advanced Management Program.

Robert B. Evans

Robert Evans currently serves on the boards of directors of the general partner of Targa Resources Partners, LP, a provider of midstream natural gas and natural gas liquids services, and has since 2007; Sprague Resources, LP. since 2013; and New Jersey Resources Corp. since 2009.

Evans was president and chief executive officer of Duke Energy Americas, a business unit of Duke Energy Corp., from January 2004 until his retirement in March 2006. He served as the transition executive for Energy Services, a business unit of Duke Energy, during 2003. Evans was president of Duke Energy Gas Transmission, a business unit of Duke Energy, beginning in 1998 until he was named president and chief executive officer in 2002, a position in which he served until 2004.

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

Prior to his employment at Duke Energy, Evans served as vice president of marketing and regulatory affairs for Texas Eastern Transmission and Algonquin Gas Transmission from 1996 to 1998.

Evans’ experience in senior leadership and board positions for other energy companies brings executive, corporate development, operations, financial and industry knowledge to the board. He has experience in the natural gas distribution business as a result of his employment at Duke Energy.

Evans received his bachelor’s degree in accounting from the University of Houston in 1980.

Michael G. Hutchinson

Michael Hutchinson currently serves on the board of directors of Westmoreland Coal Company and has since 2012. He is chairman of its audit committee and a member of its compensation committee.

Hutchinson retired as a partner from Deloitte & Touche in 2012. His Deloitte career spanned nearly 35 years, leading the energy and natural resources practice in Colorado for more than 10 years, while at the same time managing more than 150 professionals in the Denver audit and enterprise risk management practice.

Hutchinson has substantial expertise in accounting and finance matters, gained during his experience in public accounting. He served as the lead audit partner on many of the firm’s largest clients in Denver from 1989 until his retirement.

His qualifications include his experience with accounting principles, financial controls and evaluating financial statements of public companies in the energy sector, particularly from an auditor’s perspective.

Hutchinson received his bachelor’s degree in accounting from University of Northern Colorado.

Pattye L. Moore

Pattye Moore currently serves on the board of directors of ONEOK and has since 2002. Following the separation, she will continue to serve as a director of ONEOK. She is past chair of ONEOK’s corporate governance committee.

Moore also currently serves as non-executive chairman of the board of Red Robin Gourmet Burgers (NASDAQ: RRGB). In addition, Moore is a business strategy consultant, speaker and the author of Confessions from the Corner Office, a book on leadership instincts, published by Wiley & Sons in 2007. She also serves on the board of directors of QuikTrip Corporation.

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

She served on the board of directors of Sonic Corp. from 2000 to 2006 and was the president of Sonic from January 2002 to November 2004. She also held numerous senior management positions during her 12 years at Sonic, including executive vice president; senior vice president, marketing and brand development; and vice president, marketing.

Moore has extensive senior management, marketing, business strategy, brand development and corporate governance experience as a result of her service on the ONEOK, Red Robin, Sonic and other boards, and her consulting career. She also has corporate governance and executive compensation experience as a result of her previous board service.

She graduated from the University of Oklahoma in Norman with a bachelor’s degree in journalism/public relations.

Eduardo A. Rodriguez

Eduardo Rodriguez currently serves on the board of directors of ONEOK and has since 2004. Following the separation, he will continue to serve as a director of ONEOK. He is past chair of ONEOK’s audit committee.

Rodriguez is president of Strategic Communications Consulting Group, El Paso, Texas. He previously served as executive vice president and a member of the board of directors of Hunt Building Corporation, a privately held company engaged in construction and real estate development, also headquartered in El Paso, Texas.

Rodriguez spent 20 years at El Paso Electric Company, a publicly traded, investor-owned electric utility, where he served in various senior-level executive positions, including general counsel; senior vice president for customer and corporate services; and executive vice president and chief operating officer.

Rodriguez is a licensed attorney in the states of Texas and New Mexico, and is admitted to the United States District Court for the Western District of Texas. Rodriguez has had extensive senior management, operational, entrepreneurial and legal experience in a variety of industries as result of his service at Strategic Communications Consulting Group, Hunt Building Corporation and El Paso Electric Company.

Rodriguez has practiced law for more than 30 years. In addition to his extensive legal experience, his senior management positions have included responsibility for strategic planning, corporate governance and regulatory compliance.

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

He graduated from Texas Tech University with a bachelor’s degree in political science/U.S. history and received his Juris Doctor degree from St. Mary’s University School of Law.

Douglas H. Yaeger

Douglas Yaeger served as chairman, president and chief executive officer of The Laclede Group, Inc. and Laclede Gas Company from 1999 until his retirement on Feb. 1, 2012.

Previously, Yaeger served as president and chief operating officer, and executive vice president – operations and marketing of Laclede. He joined Laclede in 1990 as vice president – planning, after spending nearly 20 years in the interstate pipeline industry, including roles as executive vice president of Mississippi River Transmission Corporation and executive vice president of Arkla Energy Marketing Company.

Yaeger also served on the board of the American Gas Association and is the past chairman of its audit committee. He also served as chairman of the Missouri Energy Development Association and the Southern Gas Association.

Yaeger received a bachelor’s degree in marketing from Miami University of Ohio and a Master of Business Administration degree from Saint Louis University. He also is a graduate of Harvard Business School’s Advanced Management Program.

ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a diversified energy company. We are the general partner and as of Dec. 31, 2013, own 41.2 percent of ONEOK Partners, L.P. (NYSE: OKS), one of the largest publicly traded master limited partnerships, which is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation’s premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent and Rocky Mountain regions with key market centers. ONEOK is among the largest natural gas distributors in the United States, serving more than 2 million customers in Oklahoma, Kansas and Texas. ONEOK is a FORTUNE 500 company and is included in Standard & Poor’s (S&P) 500 Stock Index.

For information about ONEOK, Inc., visit the website: www.oneok.com.

For the latest news about ONEOK, follow us on Twitter @ONEOKNews.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The forward-looking statements relate to our anticipated financial performance (including net income, cash flow and projected levels of dividends), liquidity, the expected results and benefits of the separation (including the expected completion of the transaction), the anticipated management teams and boards of directors of ONEOK and ONE Gas, our expectations regarding employees and benefits following the separation, our anticipated financing and capital structure, the tax-free nature of the separation, management’s plans and objectives for our growth projects and other future operations our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled,” and other words and terms of similar meaning.

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

One should not place undue reliance on forward-looking statements, which are applicable only as of the date of this news release. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our ability to complete the separation, as well as our operations, markets, products, services and prices. We cannot provide any assurances that the separation or any of the proposed transactions related thereto will be completed, nor can we give assurances as to the terms on which the separation will be completed. The separation is subject to certain conditions precedent, including final approval by our Board of Directors. The risks and uncertainties related to the separation that could cause our actual results to differ materially from those contemplated include, among others, the following:

•	risks inherent in the contemplated separation and related transactions and borrowings and costs related to the proposed transaction;

•	risks associated with the ability to obtain any necessary approvals, waivers, consents, court orders and other requirements necessary or desirable to permit or facilitate the separation (including regulatory approvals);

•	the risk that the conditions of the separation may not be satisfied;

•	a registration statement declared effective by the Securities and Exchange Commission (SEC);

•	ONE Gas completing its financing; and

•	distraction of us and our management team as a result of the proposed transactions.

In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•	the effects of weather and other natural phenomena, including climate change, on our operations, including energy sales and demand for our services and energy prices;

•	competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel;

•	the status of deregulation of retail natural gas distribution;

•	the capital intensive nature of our businesses;

•	the profitability of assets or businesses acquired or constructed by us;

•	our ability to make cost-saving changes in operations;

•	risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties;

•	the uncertainty of estimates, including accruals and costs of environmental remediation;

•	the timing and extent of changes in energy commodity prices;

•	the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives and authorized rates of recovery of natural gas and natural gas transportation costs;

•	the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers’ desire and ability to obtain necessary permits; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs between producing areas and our facilities;

•	changes in demand for the use of natural gas because of market conditions caused by concerns about global warming;

•	the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in stock and bond market returns;

•	our indebtedness could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt, or have other adverse consequences;

•	actions by rating agencies concerning the credit ratings of ONEOK and ONEOK Partners;

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

•	the results of administrative proceedings and litigation, regulatory actions, rule changes and receipt of expected clearances involving the Oklahoma Corporation Commission (OCC), Kansas Corporation Commission (KCC), Texas regulatory authorities or any other local, state or federal regulatory body, including the Federal Energy Regulatory Commission (FERC), the National Transportation Safety Board (NTSB), the Pipeline and Hazardous Materials Safety Administration (PHMSA), the Environmental Protection Agency (EPA) and the Commodity Futures Trading Commission (CFTC);

•	our ability to access capital at competitive rates or on terms acceptable to us;

•	risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling or extended periods of ethane rejection;

•	the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant;

•	the impact and outcome of pending and future litigation;

•	the ability to market pipeline capacity on favorable terms, including the effects of:

•	future demand for and prices of natural gas, NGLs and crude oil;

•	competitive conditions in the overall energy market;

•	availability of supplies of Canadian and United States natural gas and crude oil; and

•	availability of additional storage capacity;

•	performance of contractual obligations by our customers, service providers, contractors and shippers;

•	the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances;

•	our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems;

•	the mechanical integrity of facilities operated;

•	demand for our services in the proximity of our facilities;

•	our ability to control operating costs;

•	adverse labor relations;

•	acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’ or shippers’ facilities;

•	economic climate and growth in the geographic areas in which we do business;

•	the risk of a prolonged slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets;

•	the impact of recently issued and future accounting updates and other changes in accounting policies;

•	the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions in the Middle East and elsewhere;

•	the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;

•	risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•	the possible loss of natural gas distribution franchises or other adverse effects caused by the actions of municipalities;

•	the impact of uncontracted capacity in our assets being greater or less than expected;

•	the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates;

•	the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines;

•	the efficiency of our plants in processing natural gas and extracting and fractionating NGLs;

•	the impact of potential impairment charges;

•	the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting;

•	our ability to control construction costs and completion schedules of our pipelines and other projects; and

•	the risk factors listed in the reports we have filed and may file with the Securities and Exchange Commission (SEC), which are incorporated by reference.

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ONEOK Board Approves Separation of Company’s Natural Gas Distribution Business;

Announces Members of ONE Gas, Inc. Board

January 8, 2014

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail in Item 1A, Risk Factors, in the Annual Report. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

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